UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2006

Bekem Metals, Inc.

(Exact name of registrant as specified in its charter)

Utah	000-50218	87-0669131
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

170 Tchaikovsky Street, 4th Floor Almaty, Kazakhstan	050000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +7 (3272) 582-386

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        On October 20, 2006, our board of directors voted to compensate independent directors $4,000 per quarter for their contributions as directors to the Company. In addition, each independent director will be compensated $1,000 for each board meeting attended in person, plus airfare and hotel expense.

        Pursuant to the board of directors desire to attract and retain experienced and educated executives on October 20, 2006 the board agreed to award restricted stock grants to the following four officers or employees of the Company;

----------------------- ---------------------------------------------- ------------------------
Name                                  Position with the Company           Number of Shares
----------------------- ---------------------------------------------- ------------------------
Marat Cherdabayev       Chief Executive Officer, President, Director                   421,772
Yermek Kudabayev        Chief Financial Officer                                        383,429
Nurlan Tajibaev         Vice President, Director                                       191,715
Alexander Rassokhin     Exploration Manager                                             86,207
----------------------- ---------------------------------------------- ------------------------

        The shares grants were valued at $1.95 per share, which represented the closing market price of the Company’s stock on October 20, 2006. The stock grants were made under the Company’s 2003 Stock Option Plan.

         Mr. Cherdabayev’s shares will vest as follows: one-fourth (105,443 shares) on the first anniversary of the grant date; one-fourth (105,443 shares) on the second anniversary of the grant date and the remaining one-half (210,886 shares) will vest on the third anniversary of the grant date.

         Mr. Kudabayev’s shares will vest as follows: one-fourth (95,857 shares) in April 2007 and one-fourth (95,857 shares) in April 2008, provided that the Company has timely filed its reports with Securities and Exchange Commission. The final one-half (191,715 shares) will vest in April 2009. Vesting during each year is contingent upon the Company timely filing of its reports with the Securities and Exchange Commission each year. Moreover, vesting in the third year is also contingent upon the Company having commenced commercial operations.

         Mr. Tajibaev’s shares will vest as follows: one-fourth (47,929 shares) on the first anniversary of the grant date and one-fourth (47,929 shares) on the second anniversary of the grant date, provided that in each year the Company meets the yearly deadlines for the pilot plant construction, completion and operations as dictated by the board of directors. The final one-half (95,857 shares) will vest on the third anniversary of the grant date conditioned that the Company timely meet the third year deadlines for the pilot plant construction, completion and operations during the third year, and the Company having commenced commercial operations.

         Mr. Rassokhin’s shares will vest as follows: one-fourth (21,552 shares) on the first anniversary of the grant date and one-fourth (21,552 shares) on the second anniversary of the grant date, provided that in each year the Company timely performs the drilling work program requirements as dictated by the Republic of Kazakhstan’s Ministry of Energy and Mineral Resources. The final one-half (43,103 shares) will vest on the third anniversary of the grant date, conditioned upon the Company timely performing the drilling work program requirements, as dictated by the Republic of Kazakhstan’s Ministry of Energy and Mineral Resources during the third year and the Company having commenced commercial operations.

Item 5.02 Departure of Director; Election of Director; Appointment of Principal Officer

        On October 20, 2006, Mr. Dossan Kassymkhanuly resigned from the board of directors of the Company.

        Mr. Kassymkhanuly’s resignation was not the result of any disagreement with the Company on any matter relating to our operations, policies or practices.

        As a result of Mr. Kassymkhanuly’s resignation, on October 20, 2006, our board of directors appointed Mr. Nurlan Tadjibaev to serve on the Company’s Board of Directors. Following is a brief description of the business background of Mr. Tadjibaev:

        Mr. Tajibaev earned a Bachelors degree in Engineer-Metallurgy from the Kazakh State Technical University in 1973. Prior to joining Bekem Metals Inc., Mr. Tajibaev served as an Executive Director of Kyzyl Kain Mamyt LLP from 2003 till the present. Mr. Tajibaev was responsible for the coordination of administrative issues, emerging technologies and oversaw introduction and realization of new projects, at Kyzyl Kain Mamyt LLP. From 1996 to 2002, Mr. Tajibaev served as a Chairman for Canat UK Ltd, which is focused on the supply of metallurgy equipment from Europe, Great Britain and the United States to Kazakhstan. From 1993 to 1996, Mr. Tajibaev served as a President of Kazhrome Corporation. From 1989 to 1993, Mr. Tajibaev served as a Senior engineer for Aktyubinsk ferroalloys plant. From 1973 to 1989, Mr. Tajibaev served as a chief of a melting shop for Aktyubinsk ferroalloys plant. Mr. Tajibaev is 59 years old. Mr. Tajibaev is not a director or nominee of any other reporting company.

        On October 20, 2006, our board of directors appointed Mr. Adam Cook to serve as the Corporate Secretary. Following is a brief description of the business background of Mr. Cook:

        Mr. Cook graduated from the University of Utah with a B.S. degree in Business Administration and a minor in English in 1999. Mr. Cook’s work experience includes working for Intermountain Piping Supply (IPS), a polyurethane pipe and fitting supply company and Vinson Supply a Pipe Valve and Fitting supply company where he held various positions of responsibility including sales and customer support. Mr. Cook also worked at Phillips Petroleum oil refinery located in Woods Cross, Utah, where he worked with a team of laborers to bring several environmental concerns to current standards. From 2000 through 2003 Mr. Cook’s principal business activities included working as an independent business consultant to Poulton & Yordan, a Salt Lake City based law firm which specializes in counseling public companies. From 2003 through June 2005 Mr. Cook was self-employed providing consulting services to public entities regarding mergers, acquisitions and contract review. Since June 2005 Mr. Cook has been primarily employed as Corporate Secretary of BMB Munai, Inc. a Nevada corporation, with principal business activities in Kazakhstan engaged in oil and gas exploration and production activities. Mr. Cook is 33 years old.

        There are no family relationships among any of the Company’s officers or directors.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2006

BEKEM METALS, INC. By: /s/ Marat Cherdabayev —————————————— Marat Cherdabayev, President